Business combinations	6 Months Ended
Sep. 30, 2013
Business combinations

9. Business combinations:

During the year ended March 31, 2012, Nomura acquired additional shares of common stock issued by one of its affiliated companies, Nomura Land and Building Co., Ltd. (“NLB”), converting NLB into a consolidated subsidiary of Nomura.

Revenue—Other in the consolidated statements of income for the six and three months ended September 30, 2012 include real estate sales of ¥134,568 million and ¥63,420 million respectively, generated by Nomura Real Estate Holdings, Inc. (“NREH”) which was a subsidiary of NLB. Revenues are recognized when the sales have closed, the buyer’s initial and continuing investments are adequate to demonstrate a commitment to pay for the real estate and Nomura does not have substantial continuing involvement in the real estate. The costs of real estate sales corresponding to the revenues were ¥113,235 million and ¥56,127 million respectively, reported within Non-interest expenses—Other in the consolidated statements of income.

Nomura disposed of part of its investment in NREH in March 2013 and subsequently accounts for its remaining investment using the equity method of accounting. Following deconsolidation of NREH, real estate sales and costs of real estate are no longer separately reported on a gross basis in the consolidated statements of income within Revenue—Other and Non-interest expenses—Other, respectively, and Nomura’s share of net income of NREH is reported within Revenue—Other from April 1, 2013.